SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: April 10, 2000

                             AUGUST PROJECT 1 CORP.
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               (Exact Name of Registrant as Specified in Charter)



         FLORIDA                   0-29689                   65-0986953
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)



22 SOUTH LINKS AVENUE, SUITE 204, SARASOTA, FLORIDA          34236
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(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (941) 330-8051
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On April 10, 2000, August Project 1 Corp., a Florida corporation (the "COMPANY") completed its acquisition of all of the outstanding shares of capital stock of USWEBAUCTIONS, Inc., a Florida corporation ("USWEBAUCTIONS"), from the shareholders of USWEBAUCTIONS for 9,734,000 shares of common stock, par value $0.001 per share, of the Company. The amount of consideration to be paid for the shares of USWEBAUCTIONS was determined in arms-length negotiations between the Company and the shareholders of USWEBAUCTIONS. As a result of the acquisition, USWEBAUCTIONS is a wholly-owned subsidiary of the Company. On April 20, 2000, the Company's Board of Directors and the shareholders holding a majority of the outstanding shares of common stock of the Company approved the merger of USWEBAUCTIONS with and into the Company. The Company will be the surviving corporation in the merger. Upon the effective date of the merger, the Company's name will be changed to USWEBAUCTIONS, Inc.

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) & (b) The Company intends to provide the financial information required by this Item 7 in connection with the acquisition of USWEBAUCTIONS by filing an amendment to this Form 8-K. Such amendment will be filed within sixty days from the date this Report was required to be filed with the Securities and Exchange Commission.

      (c) A copy of the Stock Purchase Agreement among the Company, USWEBAUCTIONS, and the shareholders of USWEBAUCTIONS, Inc, dated April 10, 2000, is attached as Exhibit 2.02 to the Company's Quarterly Report on Form 10-QSB for the three-months ended March 31, 2000, which was filed with the Securities and Exchange Commission on May 22, 2000.

      A copy of the Articles of Merger between the Company and USWEBAUCTIONS, together with the Plan of Merger, is attached as Exhibit 2.03 to the Company's Quarterly Report on Form 10-QSB for the three-months ended March 31, 2000, which was filed with the Securities and Exchange Commission on May 22, 2000.




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                                  EXHIBIT INDEX

EXHIBIT
NO.           DESCRIPTION                              LOCATION

2.02          Stock Purchase Agreement among the       Incorporated by
              Company, USWEBAUCTIONS, and the          reference to Exhibit
              shareholders of USWEBAUCTIONS, dated     2.02 of the Company's
              April 10, 2000.                          Form 10-QSB for the
                                                       three-months ended March
                                                       31, 2000.

2.03          Articles of Merger between the Company   Incorporated by
              and USWEBAUCTIONS, dated April 20,       reference to Exhibit
              2000, together with the Plan of Merger.  2.03 of the Company's
                                                       Form 10-QSB for the three
                                                       months  ended  March  31,
                                                       2000.














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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUGUST PROJECT 1 CORP.

Date:  May 25, 2000                    By:
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                                       Name:  Jerry L. Busiere
                                       Its:   Secretary















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